UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Surgery Partners, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
340 Seven Springs Way, Suite 600
Brentwood, Tennessee 37027
(Address of Principal Executive Offices) (Zip Code)
(615) 234-5900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SGRY	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 6, 2024, Surgery Partners, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on April 8, 2024, the record date for the Annual Meeting (the “Record Date”), 127,101,670 shares of the Company’s common stock were outstanding and entitled to vote.
The matters voted on at the Annual Meeting and the final results of such voting were as follows:
Proposal 1: Election of Class III directors. The stockholders elected each of the director nominees to serve as a Class III director until the Company’s 2027 annual meeting of stockholders and until each such successor has been elected and qualified. Each of the nominees was a current Class III director of the Company who was re-elected. The results of the vote were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Clifford G. Adlerz	115,827,639	6,509,409	1,952,220
J. Eric Evans	115,825,708	6,511,340	1,952,220
Blair E. Hendrix	100,770,568	21,566,480	1,952,220
Andrew T. Kaplan	115,622,481	6,714,567	1,952,220
Proposal 2: Advisory vote on executive compensation. The stockholders approved on a non-binding, advisory basis the compensation paid by the Company to its named executive officers, as disclosed in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2024. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
121,165,656	1,057,012	114,380	1,952,220
Proposal 3: Approval of employee stock purchase plan. The stockholders approved the employee stock purchase plan. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
122,222,115	23,346	91,587	1,952,220
The employee stock purchase plan was adopted by the Board to be effective within 12 months following approval by the Company’s stockholders. The employee stock purchase plan is a broad-based plan that provides an opportunity for eligible employees of the Company and its designated affiliates to purchase common stock at a discount from the market price. The employee stock purchase plan is designed to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.
The Company expects to register the shares available under the employee stock purchase plan with the SEC on a registration statement on Form S-8.
Proposal 4: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024. The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
124,204,760	19,340	65,168

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGERY PARTNERS, INC.

By:	/s/ Jennifer B. Baldock Jennifer B. Baldock Executive Vice President, Chief Administrative and Development Officer
Date: June 11, 2024